Fourth Quarter
2003 Review
February 2, 2004

John Faraci
Chairman & CEO
Christopher P. Liddell
SVP & CFO

Forward Looking Statements

Any statements made during this presentation or in the slides accompanying the presentation that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could cause actual results to differ include,

among other things, the strength of demand for the Company’s products,

changes in overall demand, whether expected non-price improvements can be realized, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures relating to the cost of compliance with environmental and other governmental regulations, the ability of the Company to continue to realize anticipated cost savings,

performance of the Company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions,

changes in currency exchange rates, particularly the relative value of the

U.S. dollar to the Euro, economic conditions in developing countries,

specifically Brazil and Russia, and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Statements Relating to
Non-GAAP Financial Measures

D

uring the course of this presentation, certain non-

U.S. GAAP financial information will be presented.

A reconciliation of those numbers to U.S. GAAP

financial measures is available on the company’s

website at www.internationalpaper.com under

Investor Information.

Key Points

2003   - Tough

4Q’03 - Mixed results

1Q’04 - Jan / Feb slow but definite signs
             of real momentum beyond 1Q

Agenda

Fourth Quarter 2003 Overview

Business Review

2003 Summary

Outlook

Fourth Quarter 2003 Review

Managing costs

Better than 4Q’02, but not as good as 3Q’03

Operations can do better

Volumes

Mixed versus 4Q’02, broadly in line with 3Q’03

Packaging and wood products up

Paper down

Downtime

Will continue to balance our supply with our customer
demand as needed

Prices

Paper, containerboard and box prices down; pulp and wood
products up

Raw materials

Energy and fiber costs remain high

EPS Before Special Items*

1Q

1Q

3Q

1Q

3Q

.08

.75

.53

.28

2000

2001

.55

.46

.24

2Q

.05

.60

4Q

2Q

4Q

1999

.13

.14

.12

.12

.35

2Q

3Q

4Q

1Q

2Q

2002

.33

3Q

.32

4Q

.14

1Q

2003

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

.19

2Q

.24

3Q

4Q

.23

4Q’03 vs. 3Q’03

EPS before special items

$0.00

$0.10

$0.20

$0.30

$0.40

    $.00

EPS $ / Share

$.24

($.03)

($.02)

$.23

$.02

$.00

$.02

Volume      ( $0.02)

LOO             $0.02

Energy            $0.00

Wood Costs   ($0.02)

3Q03  Tax Rate 19%

4Q03  Tax Rate 11%

2003   Tax Rate 22%

Paper/Pkg.    ( $0.06)

Wood Prod      $0.06

3Q’03

Costs/
Mix

Volume/
LOO

Downtime

Price

Raw
Materials

Interest/
Other

Tax Rate
Change

4Q’03

Special Items – 4th Quarter 2003

$MM

In addition, $(0.01)/share Cumulative Effect of Accounting Change for FIN 46,
Variable Interest Entities

*

Shutdowns/Restructuring

(91)

Legal Reserves

(29)

Debt Extinguishment

19

Restructuring & Other

(101)

Divestitures

(21)

Reserves No Longer Needed

23

(99)

Tax & Minority Interest Impact of above

40

Net Loss

(59)

EPS Impact of Special Items *

$ (0.12)/share

Printing Papers

1,885

Sales

Earnings

4Q’03

3Q’03

$ Millions

Uncoated

Coated

Pulp

Europe

(2%)

(10%)

7%

3%

($30)

    Flat

   $10

(€30)

4Q’03 Change vs 3Q’03:

Volume

Realizations/unit

Average IP realization (includes the impact of mix across all grades)
Europe is average commodity cut size price

1,915

120

Packaging

1,600

Sales

Earnings

4Q’03

3Q’03

$ Millions

Containerboard

U.S. Container

Bleached Board

10%

(3%)

2%

($10)

($5)

    Flat

4Q’03 Change vs 3Q’03:

Volume

Realizations/unit

Average IP realization (includes the impact of mix across all grades)

1,535

Forest Products

810

236

Sales

Earnings

4Q’03

3Q’03

$ Millions

Lumber

Plywood

(4%)

(12%)

$10

$45

4Q’03 Change vs 3Q’03:

Volume

Realizations/unit

Average IP realization (includes the impact of mix across all grades)

800

Includes Forest Resources & Wood Products

Forest Resources

IP owns or manages 8.3 million acres of
forestlands in the U.S.

Significant market value in forestland holdings

Manage forestlands as a portfolio. Value arises
from various activities:

Plant seedlings

Harvest

Recreational and hunting income

Mix varies based on several factors, including

Facility requirements

Stumpage prices

Supply/demand for land sales

Market preference for standing timber, logs, forestlands

Forestland sales

Real estate sales

Standing timber sales

Forest Resources

$ Millions

2002

2003

Earnings Sources – Gross Margin

Forestland Expenses

(190)

(157)

Land Utilization (real estate),

Net of Expenses

75

71

Total EBIT

$670

$644

Sale of Forestlands/Standing timber

$461

$462

Harvest & Recreational Income

324

Southern Pine Sawtimber Stumpage Prices

1.1%

   1959-2003

Real %

   Trendline

‘03 Trendline Price $38

’03 Current Price $26

Real 2003$

Over a long period, real prices have trended up

Current prices are 30% below trendline

1959

1963

1967

1971

1975

1979

1983

1987

1991

1995

1999

2003

$0

$10

$20

$30

$40

$50

$60

2003$/Ton

'59-'82 US Forest Service / '83-'03 IP Actual

Trendline '59 - '03

Forest Resources

% of Total IP EBIT

30%

24%

10%

18%

29%

35%

24%

19%

31%

31%

32%

* Excludes Real Estate

Important and relatively stable source of earnings

On average, contributes 20-30% of IP’s operating earnings

Earnings contribution* to operating earnings

0%

10%

20%

30%

40%

50%

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2003 vs. 2002

EPS before special items

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

($.03)

EPS $ / Share

$1.12

$.40

($.36)

$.80

($.23)

($.12)

($.13)

$.15

Energy              ($0.15)

Wood Costs      ($0.20)

2002  Tax Rate 29%

2003  Tax Rate 22%

2002

Costs/
Mix

Volume

Price

Energy/
Raw
materials

Pension

Tax rate
change

2003

Other

Non-Price Improvement

EPS variance by quarter 2003 vs. 2002

Cost/mix improvement accelerating,
but offset by higher raw material costs
& tough business environment

EPS $ / Share

0.00

0.10

0.20

0.30

0.40

0.50

(0.40)

(0.30)

(0.20)

(0.10)

(0.05)

(0.08)

(0.13)

(0.10)

(0.36)

0.10

0.13

0.40

(0.03)

(0.03)

(0.03)

(0.02)

0.05

0.01

0.16

1Q

2Q

3Q

4Q

Total '03

Raw Materials

Volume

Cost/Mix Impr.

Energy

Trillion BTUs

$/MMBTU

Natural Gas Consumed

Natural Gas Cost per unit

U.S. mills natural gas consumption

Natural gas consumption at U.S. pulp & paper

mills decreased 25% in 2003 versus 2002

Total US Mill Energy Purchases before Natural Gas Hedges - $MM

             $800                               $680                $815

0

1

2

3

4

5

6

7

2001

2002

2003

0

20

40

60

80

$4.60

$3.45

$5.80

65

60

45

Energy

Substituting lower cost energy

% of total U. S. mills
MMBTU purchases

% of Total

Natural Gas

Coal

Wood Waste

Fuel Oil

Other

Electricity

$5.80

$1.90

$1.70

$4.40

$12.00

$5.19

2003 avg
cost per mmbtu

8

9

32

24

9

10

23

24

15

17

16

13

0%

100%

2002

2003

2003 Summary

Tough business environment

Demand lagging U.S. economic growth

Weak pricing

Operating earnings down slightly

Cost/mix improvements partially offset significant
negative external factors

Improvement initiatives on track

Improvement Target

Increase ROI to 9% at trend line prices

Non-price improvement progress

Currently experiencing higher raw material
costs and pension expense

Keys to reaching target

Mid-cycle volume and trend line pricing

Energy and wood at more normalized levels

Continue to build on demonstrated capability to take
cost out

Near Term Outlook

Tough start to 1Q’04

Higher wood and energy costs

Demand trends in packaging, wood products,
uncoated paper all positive

Price realizations improve end of quarter

IP has announced first quarter price increases

Containerboard

Softwood pulp

Uncoated free sheet

Medium Term Outlook

Positive

U.S. & world economies have momentum

IP well-positioned

Cost structure

Capacity

Customers

Geographic position

Q & A

Appendix

*Downtime is after rationalization actions, excludes maintenance

M  Short Tons

430

380

350

215

65

50

270

Lack of Order Downtime

70

90

240

185

1Q'01

2Q'01

3Q'01

4Q'01

1Q'02

2Q'02

3Q'02

4Q'02

1Q'03

2Q'03

3Q'03

4Q'03

Containerboard

Uncoated papers

Pulp

Coated papers

Bleached Board

European Papers

Europe

10

Bleached Bd

5

Coated

10

Pulp

20

Uncoated

60

Containerboard

80

Average Sales Realizations

266

263

224

Plywood, $/MSF

330

322

315

Lumber, $/MBF

Forest Products

696

687

669

Bleached Board

       $/ton

366

384

392

Containerboard

Packaging

436

429

384

Pulp

724

732

729

Coated

       $/ton

706

761

769

Uncoated

Printing Papers*

Grades

2003

Dec. 2003

Segments

2002

Average Sales Realizations

*

U.S. only, except pulp which includes Canada. Uncoated excludes fine papers

Average IP realization (includes the impact of mix across all grades)

Forest Resources

2002

2003

* Excludes sales of Champion forestlands  over last 3 years  which generated $550+ million of cash

Average sales price/acre

% of appraised value

Number of transactions*

$823

110%

280

$967

130%

Forestland prices/acre are increasing in absolute terms
and increasing versus appraised values

Forest Resources

MM Tons

Southern forestland merchantable inventory

Federal

Union Camp

Champion

0

100

200

300

1993

1996

1999

2000

2003

2005

2009

2015

Assumes no future forestland sales

Growing more trees on fewer acres

This is not a forecast. It is for illustrative purposes only

MM Acres

4.3

4.9

6.2

9.4

6.3

6.3

6.3

6.3

Pension Returns

Average annualized returns

2003

26.0%

Past 5 years

6.6%

Past 10 years

9.3%

Portfolio asset allocation (at 12/31/03)

62%

Equity

27%

Debt

11%

Real estate & other

6.00

6.50

7.25

Discount
Rate (%)

8.75

8.75

9.25

Rate of
Return (%)

2004E

2003

2002

$ Millions

2002

2003

2004E

Annual Pension Expense*

Key Variables

Pension Expense

*U.S. plans only.  Pension expense reflects discount rate, service cost,

amortization of previous periods and anticipated return

Income

Expense

(60)

(105)

75

(150)

(100)

(50)

0

50

100

Capital Spending

Depreciation & Amort.

Net Interest Expense1

Pension Expense2

Effective Tax Rate3

Avg. Shares Outstanding

$ 1.3 B

$ 1.6 B

$ 780 MM

$ 105 MM

     31%

   480 MM

2004 Est

Key Financial Statistics

$ 1.2 B

$ 1.6 B

$ 770 MM

$   60 MM

     22%

   480 MM

2003

$ 1.0 B

$ 1.6 B

$ 780 MM

$ (75) MM

     29%

   481 MM

2002

1  Expenses related to preferred securities were shown in minority interest expense for first half of
2003 ($50 million) and all of 2002 ($100 million). Going forward, corresponding amounts will be recorded as net interest expense in accordance with FIN 46
2  U.S. plans only
3 Before special items in 2003

2003 Earnings

$ MM

MM Shares

$/Share

$ MM

$ MM

$ MM

MI – Minority Interest;  Net – Net Income;  ETR – Effective Tax Rate; EPS – Earnings per Share

*  Before effect of accounting change of ($10) after taxes or ($0.02) per share for adoption of SFAS 143 (asset retirement obligations)

** Before effect of accounting change of ($3) after taxes or ($0.01) per share for adoption of FIN 46 (variable interest entities)

A reconciliation to GAAP EPS is available at
www.internationalpaper.com under Investor Information

.11**

Before Special Items

Q1

156

(48)

(40)

68

31%

479.0

.14

Q2

171

(44)

(38)

89

26%

479.0

.19

Q3

169

(32)

(20)

117

19%

479.8

.24

Q4

140

(15)

(15)

110

11%

480.7

.23

636

(139)

(113)

384

22%

479.6

.80

Special Items

Q1

(23)

9

-

(14)

39%

479.0

(.03)

Q2

(82)

82

(1)

(1)

n/a

479.0

.00

Q3

(86)

91

-

5

n/a

479.8

.01

Q4

(99)

49

(9)

(59)

49%

480.7

(.12)

(290)

231

(10)

(69)

80%

479.6

(.14)

Earnings before Accounting Change

Q1

133

(39)

(40)

54*

30%

479.0

.11*

Q2

89

38

(39)

88

n/a

479.0

.19

Q3

83

59

(20)

122

n/a

479.8

.25

Q4

41

34

(24)

51**

n/a

480.7

346

92

(123)

315

n/a

479.6

.66

Pre-Tax

Tax

MI

Net

ETR

Avg. Shares

EPS